                                                                  EXHIBIT m(11)


                    SHAREHOLDER SERVICE AGREEMENT FOR SHARES
                             OF THE AIM MUTUAL FUNDS

                    (A I M Distributors, Inc. as Principal)

This Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, by each of the AIM-managed mutual funds (or designated classes of such funds) listed in Schedule A to this Agreement (the "Funds"), which may be amended from time to time by the Funds acting through A I M Distributors, Inc. ("Distributors") as the Funds' agent under a Distribution Plan (the "Plan") adopted pursuant to said Rule. This Agreement, being made between Distributors as agent for such Funds on the one hand and Distributors acting as principal on the other hand, defines the services to be provided by Distributors acting as principal for which it is to receive shareholder service payments pursuant to the Plan adopted by each of the Funds. The Plan and the Agreement have been approved by a majority of the directors of each of the Funds, including a majority of the directors who are not interested persons of such Funds, and who have no direct or indirect financial interest in the operation of the Plan or related agreements (the "Dis-interested Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination that in the exercise of their reasonable business judgement and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

1. To the extent that Distributors, acting as principal, provides continuing personal shareholder services to Fund shareholders for whom Distributors is the broker of record, including but not limited to, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Funds' shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares and providing such other services as the Funds or the customer may reasonably request, Distributors as agent for the Funds, shall pay Distributors as principal a service fee (as that term is defined in NASD Conduct Rule 28-30(b)(9)), periodically or arrange for such fee to be paid to you.

2. The service fee paid with respect to each Fund will be calculated at the end of each payment period (as indicated in Schedule A) for each business day of the Fund during such payment period at the annual rate set forth in Schedule A as applied to the average net asset value of the shares of such Fund for which Distributors is broker of record and which shares were purchased or acquired through exchange on or after the Plan Calculation Date shown for such Fund on Schedule A. Fees calculated in this manner shall be paid to Distributors as principal only if Distributors is the dealer of record at the close of business on the last business day of the applicable payment period, for the account in which such shares are held (the "Subject Shares").


                                                                           07/00

3. The total of the fees calculated for all of the Funds listed on Schedule A for any period with respect to which calculations are made shall be paid within 45 days after the close of such period.

4. This Agreement and Schedule A does not require Distributors, as principal to provide transfer agency and recordkeeping related services.

5. Distributors, shall furnish the Funds with such information as shall reasonably be requested by the directors of the Funds with respect to the fees paid pursuant to this Agreement.

6. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty by the vote of a majority of the directors of such Fund who are Dis-interested Directors or by a vote of a majority of the Fund's outstanding shares, on sixty (60) days' written notice. It will be terminated by any act which terminates either the Master Distribution Agreement between the Fund and Distributors or the Fund's Distribution Plan, and in any event, it shall terminate automatically in the event of its assignment as that term is defined in the 1940 Act.

7. This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect as long as the continuance of the Plan and this related Agreement are approved at least annually by a vote of the directors, including a majority of the Dis-interested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications should be sent to the address of Distributors as shown at the bottom of this Agreement.

8. Distributors, acting as principal represents that it provides to shareholders for which it is broker of record personal services as such term is used from time to time in applicable regulations of the National Association of Securities Dealers, Inc., and that it will continue to accept payments under this Agreement only so long as it provides such services.

9. This Agreement shall be construed in accordance with the laws of the State of Texas.


                                             A I M DISTRIBUTORS, INC.
                                             (Acting as Agent for the Funds)


Date:                                        By:
     --------------------------                 --------------------------------


                                                                           07/00

The undersigned agrees to abide by the foregoing terms and conditions.


Date:                                        By:
     --------------------------              -----------------------------------
                                                  Signature

                                             -----------------------------------
                                             Print Name            Title

                                             -----------------------------------

                                             Dealer's Name
                                             A I M  DISTRIBUTORS, INC.

                                             -----------------------------------
                                             Address

                                             -----------------------------------
                                             City           State         Zip

                                             -----------------------------------
                                             Telephone


            Please sign both copies and return one copy of each to:

                   A I M  Distributors, Inc.
                   11 Greenway Plaza, Suite 100
                   Houston, Texas  77046-1173

                                                                           07/00

Shareholder Service Agreement                                             Page 4


                                 SCHEDULE "A" TO
                          SHAREHOLDER SERVICE AGREEMENT


       Fund                                            Fee Rate*   Plan Calculation Date
----------------------------------------------------------------------------------------
AIM Advisor Flex Fund A Shares                          0.25          August 4, 1997
AIM Advisor Flex Fund B Shares                          0.25          March 3, 1998
AIM Advisor Flex Fund C Shares                          1.00**        August 4, 1997
AIM Advisor International Value Fund A Shares           0.25          August 4, 1997
AIM Advisor International Value Fund B Shares           0.25          March 3, 1998
AIM Advisor International Value Fund C Shares           1.00**        August 4, 1997
AIM Advisor Real Estate Fund A Shares                   0.25          August 4, 1997
AIM Advisor Real Estate Fund B Shares                   0.25          March 3, 1998
AIM Advisor Real Estate Fund C Shares                   1.00**        August 4, 1997
AIM Aggressive Growth Fund A Shares                     0.25          July 1, 1992
AIM Aggressive Growth Fund B Shares                     0.25          March 1, 1999
AIM Aggressive Growth Fund C Shares                     1.00**        March 1, 1999
AIM Asian Growth Fund A Shares                          0.25          November 1, 1997
AIM Asian Growth Fund B Shares                          0.25          November 1, 1997
AIM Asian Growth Fund C Shares                          1.00**        November 1, 1997
AIM Balanced Fund A Shares                              0.25          October 18, 1993
AIM Balanced Fund B Shares                              0.25          October 18, 1993
AIM Balanced Fund C Shares                              1.00**        August 4, 1997
AIM Blue Chip Fund A Shares                             0.25          June 3, 1996
AIM Blue Chip Fund B Shares                             0.25          October 1, 1996
AIM Blue Chip Fund C Shares                             1.00**        August 4, 1997
AIM Capital Development Fund A Shares                   0.25          June 17, 1996
AIM Capital Development Fund B Shares                   0.25          October 1, 1996
AIM Capital Development Fund C Shares                   1.00**        August 4, 1997
AIM Charter Fund A Shares                               0.25          November 18, 1986
AIM Charter Fund B Shares                               0.25          June 15, 1995
AIM Charter Fund C Shares                               1.00**        August 4, 1997
AIM Constellation Fund A Shares                         0.25          September 9, 1986
AIM Constellation Fund B Shares                         0.25          November 3, 1997
AIM Constellation Fund C Shares                         1.00**        August 4, 1997
AIM Dent Demographic Trends Fund A Shares               0.25          June 7, 1999
AIM Dent Demographic Trends Fund B Shares               0.25          June 7, 1999
AIM Dent Demographic Trends Fund C Shares               1.00**        June 7, 1999
AIM Emerging Growth Fund A Shares                       0.25          March 31, 2000
AIM Emerging Growth Fund B Shares                       0.25          March 31, 2000
AIM Emerging Growth Fund C Shares                       1.00**        March 31, 2000
AIM European Development Fund A Shares                  0.25          November 1, 1997
AIM European Development Fund B Shares                  0.25          November 1, 1997
AIM European Development Fund C Shares                  1.00**        November 1, 1997
AIM European Small Company Fund A Shares                0.25          August 31, 2000
AIM European Small Company Fund B Shares                0.25          August 31, 2000
AIM European Small Company Fund C Shares                1.00**        August 31, 2000

Shareholder Service Agreement                                             Page 5


       Fund                                            Fee Rate*     Plan Calculation Date
------------------------------------------------------------------------------------------
AIM Global Aggressive Growth Fund A Shares              0.50**       September 15, 1994
AIM Global Aggressive Growth Fund B Shares              0.25         September 15, 1994
AIM Global Aggressive Growth Fund C Shares              1.00**       August 4, 1997
AIM Global Growth Fund A Shares                         0.50**       September 15, 1994
AIM Global Growth Fund B Shares                         0.25         September 15, 1994
AIM Global Growth Fund C Shares                         1.00**       August 4, 1997
AIM Global Income Fund A Shares                         0.50**       September 15, 1994
AIM Global Income Fund B Shares                         0.25         September 15, 1994
AIM Global Income Fund C Shares                         1.00**       August 4, 1997
AIM Global Utilities Fund A Shares                      0.25         July 1, 1992
AIM Global Utilities Fund B Shares                      0.25         September 1, 1993
AIM Global Utilities Fund C Shares                      1.00**       August 4, 1997
AIM High Income Municipal Fund A Shares                 0.25         December 22, 1997
AIM High Income Municipal Fund B Shares                 0.25         December 22, 1997
AIM High Income Municipal Fund C Shares                 1.00**       December 22, 1997
AIM High Yield Fund A Shares                            0.25         July 1, 1992
AIM High Yield Fund B Shares                            0.25         September 1, 1993
AIM High Yield Fund C Shares                            1.00**       August 4, 1997
AIM High Yield Fund II A Shares                         0.25         October 1, 1998
AIM High Yield Fund II B Shares                         0.25         November 20, 1998
AIM High Yield Fund II C Shares                         1.00**       November 20, 1998
AIM Income Fund A Shares                                0.25         July 1, 1992
AIM Income Fund B Shares                                0.25         September 1, 1993
AIM Income Fund C Shares                                1.00**       August 4, 1997
AIM Intermediate Government Fund A Shares               0.25         July 1, 1992
AIM Intermediate Government Fund B Shares               0.25         September 1, 1993
AIM Intermediate Government Fund C Shares               1.00**       August 4, 1997
AIM International Emerging Growth Fund A Shares         0.25         August 31, 2000
AIM International Emerging Growth Fund B Shares         0.25         August 31, 2000
AIM International Emerging Growth Fund C Shares         1.00**       August 31, 2000
AIM International Equity Fund A Shares                  0.25         May 21, 1992
AIM International Equity Fund B Shares                  0.25         September 15, 1994
AIM International Equity Fund C Shares                  1.00**       August 4, 1997
AIM Large Cap Basic Value Fund A Shares                 0.25         July 15, 1999
AIM Large Cap Growth Fund A Shares                      0.25         March 1, 1999
AIM Large Cap Growth Fund B Shares                      0.25         April 5, 1999
AIM Large Cap Growth Fund C Shares                      1.00**       April 5, 1999
AIM Large Cap Opportunities Fund A Shares               0.25         December 30, 1999
AIM Large Cap Opportunities Fund B Shares               0.25         March 31, 2000
AIM Large Cap Opportunities Fund C Shares               1.00**       March 31, 2000
AIM Limited Maturity Treasury Fund A Shares             0.15         December 2, 1987
AIM Mid Cap Growth Fund A Shares                        0.25         November 1, 1999
AIM Mid Cap Growth Fund B Shares                        0.25         November 1, 1999
AIM Mid Cap Growth Fund C Shares                        1.00**       November 1, 1999
AIM Mid Cap Opportunities Fund A Shares                 0.25         December 30, 1998
AIM Mid Cap Opportunities Fund B Shares                 0.25         November 12, 1999
AIM Mid Cap Opportunities Fund C Shares                 1.00**       November 12, 1999
AIM Money Market Fund B Shares                          0.25         October 18, 1993
AIM Money Market Fund C Shares                          1.00**       August 4, 1997
AIM Money Market Fund Cash Reserve Shares               0.25         October 18, 1993

Shareholder Service Agreement                                             Page 6


       Fund                                            Fee Rate*    Plan Calculation Date
-----------------------------------------------------------------------------------------
AIM Municipal Bond Fund A Shares                        0.25        July 1, 1992
AIM Municipal Bond Fund B Shares                        0.25        September 1, 1993
AIM Municipal Bond Fund C Shares                        1.00**      August 4, 1997
AIM New Technology Fund A Shares                        0.25        August 31, 2000
AIM New Technology Fund B Shares                        0.25        August 31, 2000
AIM New Technology Fund C Shares                        1.00**      August 31, 2000
AIM Select Growth Fund A Shares                         0.25        July 1, 1992
AIM Select Growth Fund B Shares                         0.25        September 1,1993
AIM Select Growth Fund C Shares                         1.00**      August 4, 1997
AIM Small Cap Equity Fund A Shares                      0.25        August 31, 2000
AIM Small Cap Equity Fund B Shares                      0.25        August 31, 2000
AIM Small Cap Equity Fund C Shares                      1.00**      August 31, 2000
AIM Small Cap Opportunities Fund A Shares(1)            0.25        June 29, 1998
AIM Small Cap Opportunities Fund B Shares               0.25        July 13, 1998
AIM Small Cap Opportunities Fund C Shares               1.00**      December 30, 1998
AIM Tax-Exempt Bond Fund of Connecticut A Shares        0.25        July 1, 1992
AIM Tax-Exempt Cash Fund A Shares                       0.10        July 1, 1992
AIM Value Fund A Shares                                 0.25        July 1, 1992
AIM Value Fund B Shares                                 0.25        October 18, 1993
AIM Value Fund C Shares                                 1.00**      August 4, 1997
AIM Value II Fund A Shares                              0.25        August 31, 2000
AIM Value II Fund B Shares                              0.25        August 31, 2000
AIM Value II Fund C Shares                              1.00**      August 31, 2000
AIM Weingarten Fund A Shares                            0.25        September 9, 1986
AIM Weingarten Fund B Shares                            0.25        June 15, 1995
AIM Weingarten Fund C Shares                            1.00**      August 4, 1997

*Frequency of Payments: Quarterly, B and C share payments begin after an initial 12 month holding period. Where the broker dealer or financial institution waives, pursuant to the terms of the prospectus, the 1% up-front commission on Class C shares, payments commence immediately.

the 1% up-front commission on Class C shares, payments commence immediately.

**Of this amount, 0.25% is paid as a shareholder servicing fee and the remainder is paid as an asset-based sales charge, as those terms are defined under the rules of the National Association of Securities Dealers, Inc.

Minimum Payments: $50 (with respect to all funds in the aggregate.)

No payment pursuant to this Schedule is payable to a dealer, bank or other service provider for the first year with respect to sales of $1 million or more, at no load, in cases where A I M Distributors, Inc. has advanced the service fee to the dealer, bank or other service provider.



       Fund                                      Fee Rate*        Plan Calculation Date
---------------------------------------------------------------------------------------
AIM Basic Value Fund A Shares                     0.25            May 29, 1998
AIM Basic Value Fund B Shares                     0.25            May 29, 1998
AIM Basic Value Fund C Shares                     1.00**          May 3, 1999
AIM Developing Markets Fund A Shares              0.25            May 29, 1998
AIM Developing Markets Fund B Shares              0.25            May 29, 1998
AIM Developing Markets Fund C Shares              1.00**          March 1, 1999
AIM Euroland Growth Fund A Shares                 0.25            May 29, 1998
AIM Euroland Growth Fund B Shares                 0.25            May 29, 1998
AIM Euroland Growth Fund C Shares                 1.00**          May 3, 1999
AIM Floating Rate Fund B Shares                   0.25**          March 31, 2000
AIM Floating Rate Fund C Shares                   0.50*           March 31, 2000


(1) AIM Small Cap Opportunities Fund is closed to new investors.

Shareholder Service Agreement                                             Page 7



       Fund                                            Fee Rate*   Plan Calculation Date
----------------------------------------------------------------------------------------
AIM Global Consumer Products and
   Services Fund A Shares                               0.40**     May 29, 1998
AIM Global Consumer Products and
   Services Fund B Shares                               0.25       May 29, 1998
AIM Global Consumer Products and
   Services Fund C Shares                               1.00**     March 1, 1999
AIM Global Financial Services Fund A Shares             0.40**     May 29, 1998
AIM Global Financial Services Fund B Shares             0.25       May 29, 1998
AIM Global Financial Services Fund C Shares             1.00**     March 1, 1999
AIM Global Health Care Fund A Shares                    0.40**     May 29, 1998
AIM Global Health Care Fund B Shares                    0.25       May 29, 1998
AIM Global Health Care Fund C Shares                    1.00**     March 1, 1999
AIM Global Infrastructure Fund A Shares                 0.40**     May 29, 1998
AIM Global Infrastructure Fund B Shares                 0.25       May 29, 1998
AIM Global Infrastructure Fund C Shares                 1.00**     March 1, 1999
AIM Global Resources Fund A Shares                      0.40**     May 29, 1998
AIM Global Resources Fund B Shares                      0.25       May 29, 1998
AIM Global Resources Fund C Shares                      1.00**     March 1, 1999
AIM Global Telecommunications and
   Technology Fund A Shares                             0.40**     May 29, 1998
AIM Global Telecommunications and
   Technology Fund B Shares                             0.25       May 29, 1998
AIM Global Telecommunications and
   Technology Fund C Shares                             1.00**     March 1, 1999
AIM Japan Growth Fund A Shares                          0.25       May 29, 1998
AIM Japan Growth Fund B Shares                          0.25       May 29, 1998
AIM Japan Growth Fund C Shares                          1.00**     May 3, 1999
AIM Latin American Growth Fund A Shares                 0.40**     May 29, 1998
AIM Latin American Growth Fund B Shares                 0.25       May 29, 1998
AIM Latin American Growth Fund C Shares                 1.00**     March 1, 1999
AIM Mid Cap Equity Fund A Shares                        0.25       May 29, 1998
AIM Mid Cap Equity Fund B Shares                        0.25       May 29, 1998
AIM Mid Cap Equity Fund C Shares                        1.00**     May 3, 1999
AIM Global Trends Fund A Shares                         0.40**     May 29, 1998
AIM Global Trends Fund B Shares                         0.25       May 29, 1998
AIM Global Trends Fund C Shares                         1.00**     May 29, 1998

Shareholder Service Agreement                                             Page 8


       Fund                                      Fee Rate*         Plan Calculation Date
----------------------------------------------------------------------------------------
AIM Small Cap Growth Fund A Shares(2)             0.25             May 29, 1998
AIM Small Cap Growth Fund B Shares                0.25             May 29, 1998
AIM Small Cap Growth Fund C Shares                1.00**           May 3, 1999
AIM Strategic Income Fund A Shares                0.25             May 29, 1998
AIM Strategic Income Fund B Shares                0.25             May 29, 1998
AIM Strategic Income Fund C Shares                1.00**           March 1, 1999


*Frequency of Payments:

EFFECTIVE JULY 1, 1998: B share payments, like C share payments, will begin after an initial 12 month holding period and are paid quarterly. Where the broker dealer or financial institution, waives pursuant to the terms of the prospectus, the 1% up-front commission on Class C shares, payments commence immediately.

**Of this amount, 0.25% is paid as a shareholder servicing fee and the remainder is paid as an asset-based sales charge, as those terms are defined under the rules of the National Association of Securities Dealers, Inc.

Minimum Payments: $50 (with respect to all funds in the aggregate.)

No payment pursuant to this Schedule is payable to a dealer, bank or other service provider for the first year with respect to sales of $1 million or more, at no load, in cases where A I M Distributors, Inc. has advanced the service fee to the dealer, bank or other service provider.

*** Based on number of years outstanding. First year -- 0.00%; Second year -- 0.10%; Third year -- 0.15%; Fourth year -- 0.20%; Fifth and following years -- 0-0.25%

(2) AIM Small Cap Growth Fund is closed to new investors.